SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549



                            FORM 8-K

                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934




Date of Report (Date of earliest event reported)... April 14, 1994



...................... FRANKLIN RESOURCES, INC. ..................
     (Exact name of registrant as specified in its charter)



.... DELAWARE .................. 1-9318 ........... 13-2670991 ...
(State or other jurisdiction  (Commission         (IRS Employer
of incorporation)             File Number)   Identification No.)



777 MARINERS ISLAND BLVD., SAN MATEO, CALIFORNIA .. 94404 ........
(Address of principal executive offices)          (Zip Code)



Registrant's telephone number, including area code..(415) 312-3000



..................................................................
  (Former name or former address, if changed since last report)





Item 5.   Other Events

Registrant is filing this Form 8-K in order to file a current earnings press release. By this filing, Registrant is not establishing the practice of filing all earnings press releases in the future and may discontinue such filings at any time.


Item 7.   Financial Statements and Exhibits

(c)Exhibits

     Exhibit "A" - Press Release issued on April 14, 1994 by
     Franklin Resources, Inc.


                           SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         FRANKLIN RESOURCES, INC.
                         (Registrant)


Date: April 14, 1994   /s/ LESLIE M. KRATTER
.........................................
                         Leslie M. Kratter, Vice President



Exhibit "A" to Franklin Resources, Inc Form 8-K Dated April 14, 1994




FROM:     Franklin Resources, Inc.
          Tel:  (415) 312-4701
          Contact: Holly Gibson

          Howard J. Rubenstein Associates, Inc.
          Public Relations - Tel: (212) 489-6900
          Contact:  David Sternstein
- -----------------------------------------------------------------
																																											FOR IMMEDIATE RELEASE

          FRANKLIN RESOURCES ESTIMATES SECOND QUARTER RESULTS

SAN MATEO, CA, April 14, 1994 -- Franklin Resources, Inc.

(NYSE:BEN) today announced that primary and fully diluted earnings per share for its second quarter ended March 31, 1994 are estimated to be 82 cents per share, as compared to 51 cents per share for its second quarter 1993.  Total net assets under management by the

Company's subsidiaries were $113 billion as of March 31, 1994, up from $96 billion as of March 31, 1993, but a decrease from a high of

$117 billion at January 31, 1994.

          The Company also announced that it would, from time to

time, purchase shares of its common stock in the open market for use in connection with various corporate incentive compensation programs and when it believes that the market price of its shares merit such action.  Such purchases reflect a long-term company policy

authorized by its Board of Directors and recently reaffirmed.  The

Company reported that, after adjustments for previous stock splits,

over 800,000 additional shares may be purchased by the Company pursuant to such Board authorization.



(continued)

Press Release
Page 2



                                       FRANKLIN RESOURCES,INC.
                                       SUMMARY FINANCIAL DATA

                            Three Months Ended       Six Months Ended
                            31-Mar           	       31-Mar

                            Estimated  Actual        Estimated    Actual
                            1994       1993          1994         1993
Net Income (thousands)      $68,600  $42,233         $127,600     $76,997
Earnings per share:
      Primary               $.82     $.51            $1.52        $.94
      Fully Diluted         $.82     $.51            $1.52        $.94
Assets
under management(billions)  $113     $96


           Franklin Resources' main business is the $113  billion

Franklin/Templeton  Group.  The Company has its  headquarters  at

777 Mariners Island Blvd., San Mateo, CA, 94404.

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